                                                   Filed pursuant to Rule 497(b)
                                                             Reg. No. 333-101250

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:

    I am writing to ask for your vote on the acquisition of Crabbe Huson Real Estate Investment Fund, Variable Series or Galaxy VIP Columbia Real Estate Equity Fund II by Columbia Real Estate Equity Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Columbia Real Estate Equity Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.

    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.

    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Columbia Real Estate Equity Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.

    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

    We appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.

December 31, 2002
ANN-60/304M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                       LIBERTY VARIABLE INVESTMENT TRUST
           CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Crabbe Huson Real Estate Investment Fund, Variable Series, Liberty Advisory Services Corp., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Crabbe Huson Real Estate Investment Fund, Variable Series to, and the assumption of all of the liabilities of the Crabbe Huson Real Estate Investment Fund, Variable Series by, the Columbia Real Estate Equity Fund, Variable Series, in exchange for shares of the Columbia Real Estate Equity Fund, Variable Series and the distribution of such shares to the shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series in complete liquidation of the Crabbe Huson Real Estate Investment Fund, Variable Series.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ Jean S. Loewenberg
                                           Jean S. Loewenberg, Secretary

December 31, 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Columbia Real Estate Equity Fund II will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Galaxy VIP Columbia Real Estate Equity Fund II, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Columbia Real Estate Equity Fund II to, and the assumption of all of the liabilities of the Galaxy VIP Columbia Real Estate Equity Fund II by, the Columbia Real Estate Equity Fund, Variable Series, in exchange for shares of the Columbia Real Estate Equity Fund, Variable Series and the distribution of such shares to the shareholders of the Galaxy VIP Columbia Real Estate Equity Fund II in complete liquidation of the Galaxy VIP Columbia Real Estate Equity Fund II; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel
                                           W. Bruce McConnel, Secretary

December 31, 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               DECEMBER 31, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
           CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                      AND

                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    5
PROPOSAL 1 -- Acquisition of Crabbe Huson Real Estate
              Investment Fund, Variable Series by Columbia
              Real Estate Equity Fund, Variable Series......   13
  The Proposal..............................................   13
  Principal Investment Risks................................   13
  Information about the Acquisition.........................   13
PROPOSAL 2 -- Acquisition of Galaxy VIP Columbia Real Estate
              Equity Fund II by Columbia Real Estate Equity
              Fund, Variable Series.........................   19
  The Proposal..............................................   19
  Principal Investment Risks................................   19
  Information about the Acquisition.........................   19
INFORMATION APPLICABLE TO PROPOSALS 1 AND 2.................   24
  General...................................................   24
  Terms of the Agreement and Plan of Reorganization.........   24
  Capitalization............................................   25
  Financial Highlights of the Galaxy VIP Columbia Real
    Estate Equity Fund II...................................   26
  Federal Income Tax Consequences...........................   27

GENERAL.....................................................   29
  Voting Information........................................   29
Appendix A -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Crabbe Huson Real Estate
              Investment Fund, Variable Series..............  A-1
Appendix B -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Galaxy VIP Columbia Real
              Estate Equity Fund II.........................  B-1
Appendix C -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Galaxy VIP Columbia
              Real Estate Equity Fund II....................  C-1
Appendix D -- Information Applicable to Class A and Class B
              Shares of Columbia Real Estate Equity Fund,
              Variable Series...............................  D-1

    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Crabbe Huson Real Estate Investment Fund, Variable Series (the "Crabbe Huson Real Estate Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Columbia Real Estate Equity Fund II (the "Galaxy Real Estate Fund") (each an "Acquired Fund" and together, the "Acquired Funds") by the Columbia Real Estate Equity Fund, Variable Series (the "Columbia Real Estate Fund," and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Crabbe Huson Real Estate Fund by the Columbia Real Estate Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Real Estate Fund by the Columbia Real Estate Fund. The Columbia Real Estate Fund is a new "shell" portfolio of Liberty Variable Investment Trust (the "Liberty Trust"), with the same investment goal, strategies, policies and restrictions as the Galaxy Real Estate Fund. The Columbia Real Estate Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Columbia Real Estate Fund in exchange for shares of the Columbia Real Estate Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class.

    PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

    If you are a shareholder of the Crabbe Huson Real Estate Fund, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    If you are a shareholder of the Galaxy Real Estate Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    In addition to offering shares in the Galaxy Real Estate Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the Liberty Trust or the SteinRoe Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

  For Crabbe Huson Real Estate Fund and Galaxy Real Estate Fund shareholders:

    - The Statement of Additional Information of the Columbia Real Estate Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.

  For Crabbe Huson Real Estate Fund shareholders only:

    - The Prospectus of the Crabbe Huson Real Estate Fund dated May 1, 2002, as supplemented on November 5, 2002.

    - The Statement of Additional Information of the Crabbe Huson Real Estate Fund dated May 1, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Crabbe Huson Real Estate Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Crabbe Huson Real Estate Fund dated June 30, 2002.

  For Galaxy Real Estate Fund shareholders only:

    - The Prospectus of the Galaxy Real Estate Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy Real Estate Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Real Estate Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Real Estate Fund dated June 30, 2002.

    Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Crabbe Huson Real Estate Fund, Galaxy Real Estate Fund and Columbia Real Estate Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of the Liberty Trust are recommending in Proposal 1 that the Columbia Real Estate Fund acquire the Crabbe Huson Real Estate Fund. The Trustees of Galaxy VIP are recommending in Proposal 2 that the Columbia Real Estate Fund acquire the Galaxy Real Estate Fund. This means that the Columbia Real Estate Fund would acquire all of the assets and liabilities of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund in exchange for shares of the Columbia Real Estate Fund. The Columbia Real Estate Fund is a new "shell" portfolio of the Liberty Trust, and has the same investment goal, strategies, policies and restrictions as the Galaxy Real Estate Fund. If the Acquisitions are approved and consummated, shareholders of the Acquired Funds will receive shares of the Columbia Real Estate Fund with an aggregate net asset value equal to the aggregate net asset value of their Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree.

PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?

Columbia Management Co. ("CMC"), the investment advisor to the Galaxy Real Estate Fund and the Columbia Real Estate Fund, and Liberty Advisory Services Corp. ("LASC"), the investment advisor to the Crabbe Huson Real Estate Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. CMC, LASC and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of the Liberty Trust recommend approval of the Acquisition of the Crabbe Huson Real Estate Fund because it offers shareholders the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) in a fund with an investment goal and strategies generally similar to those of the Crabbe

Huson Real Estate Fund. The Trustees of Galaxy VIP recommend approval of the Acquisition of the Galaxy Real Estate Fund because it offers shareholders the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base), as well as in a fund with an investment goal and strategies identical to those of the Galaxy Real Estate Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

  For the Crabbe Huson Real Estate Fund

    - based on estimated expense ratios as of June 30, 2002, although shareholders of the Crabbe Huson Real Estate Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table below), their net expenses (expenses after reduction by such waiver) are not expected to change; and

    - shareholders of the Crabbe Huson Real Estate Fund will move into a fund with slightly better performance over the life of the funds.

  For the Galaxy Real Estate Fund

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Real Estate Fund are expected to experience a decrease in expenses.

Please review "Reasons for the Acquisitions" in the Proposal relating to your Acquired Fund for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

    The following tables allow you to compare the management fees and expenses of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund and to analyze the estimated expenses that Columbia expects the Columbia Real Estate Fund to bear in its first year following the Acquisitions. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Crabbe Huson Real Estate Fund for its last fiscal year (ended December 31, 2001), for the Galaxy Real Estate Fund for its last fiscal year (ended December 31, 2001), and those expected to be incurred by the Columbia Real Estate Fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF EACH CLASS OF SHARES OF THE COLUMBIA REAL ESTATE FUND ARE EXPECTED TO BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF EACH OF THE ACQUIRED FUNDS (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 6 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER

THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITIONS, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF A CLASS OF SHARES OF THE COLUMBIA REAL ESTATE FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF AN ACQUIRED FUND AS OF JUNE 30, 2002.

In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for the scenario in which the Columbia Real Estate Fund acquires the Galaxy Real Estate Fund, but not the Crabbe Huson Real Estate Fund.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                        CRABBE HUSON
                                                      REAL ESTATE FUND
                                                 (FOR THE FISCAL YEAR ENDED
                                                     DECEMBER 31, 2001)
                                                 --------------------------
                                                 CLASS A           CLASS B
Management fee (%)                                 1.00              1.00
---------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)       0.00              0.25
---------------------------------------------------------------------------
Other expenses(2) (%)                              2.00              2.00
---------------------------------------------------------------------------
Total annual fund operating expenses(2) (%)        3.00              3.25

                                                    GALAXY REAL ESTATE FUND
                                                   (FOR THE FISCAL YEAR ENDED
                                                       DECEMBER 31, 2001)
                                                   --------------------------
Management fee(3) (%)                                          0.84
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.00
-----------------------------------------------------------------------------
Other expenses(4) (%)                                          5.15
-----------------------------------------------------------------------------
Total annual fund operating expenses(4) (%)                    5.99

                                                         COLUMBIA
                                                     REAL ESTATE FUND
                                                   (PRO FORMA COMBINED)
                                                   --------------------
                                                 CLASS A          CLASS B
Management fee(5) (%)                             0.84             0.84
-------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)      0.00             0.25
-------------------------------------------------------------------------
Other expenses(6) (%)                             1.26             1.26
-------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)       2.10             2.35

---------------

(1) The Crabbe Huson Real Estate Fund has adopted and, in connection with the Acquisitions the Columbia Real Estate Fund will adopt, plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for each of the Crabbe Huson Real Estate Fund's and the Columbia Real Estate Fund's Class B shares. Distribution fees are paid out of the assets attributable to Class B shares.

(2) The Crabbe Huson Real Estate Fund's advisor has agreed to reimburse the expenses incurred by the Fund in excess of 1.20% and 1.45% for Class A and Class B shares, respectively. If this waiver were reflected in the table, other expenses for Class A and Class B shares would be 0.20% and total annual fund operating expenses would be 1.20% and 1.45% for Class A and Class B shares, respectively.

(3) The Galaxy Real Estate Fund paid a management fee of 0.75% and an administrative fee of 0.09%.

(4) The Galaxy Real Estate Fund's advisor has agreed to reimburse the expenses incurred by the Fund in excess of 1.70%. If this waiver were reflected in the table, other expenses would be 0.86% and total annual fund operating expenses would be 1.70%. This arrangement may be modified or terminated at any time.

(5) The Columbia Real Estate Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(6) The Columbia Real Estate Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses for Class A and Class B shares would be 0.36% and total annual fund operating expenses would be 1.20% and 1.45% for Class A and Class B shares, respectively. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total fund operating expenses from exceeding the foregoing amounts as a result of the expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.

The table below presents the pro forma combined Total Annual Fund Operating Expenses as of June 30, 2002, assuming that the Galaxy Real Estate Fund, but not the Crabbe Huson Real Estate Fund, approves the Acquisition:

                                                           COLUMBIA
                                                       REAL ESTATE FUND
                                                     (PRO FORMA COMBINED)
                                                     --------------------
                                                            CLASS A
Management fee(5) (%)                                        0.84
--------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                    0.00
--------------------------------------------------------------------------
Other expenses(7) (%)                                        4.16
--------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)                  5.00

---------------

(7) The Columbia Real Estate Fund's advisor has agreed to waive 3.22% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.94% and total annual fund operating expenses would be 1.78% for Class A shares. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total fund operating expenses from exceeding the foregoing amounts as a result of the expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Crabbe Huson Real Estate Fund or the Galaxy Real Estate Fund currently with the cost of investing in the Columbia Real Estate Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
CRABBE HUSON REAL ESTATE FUND
Class A                                     $303    $  927    $1,577     $3,318
--------------------------------------------------------------------------------
Class B                                     $328    $1,001    $1,698     $3,549
--------------------------------------------------------------------------------

GALAXY REAL ESTATE FUND                     $596    $1,770    $2,922     $5,702
--------------------------------------------------------------------------------

COLUMBIA REAL ESTATE FUND
(PRO FORMA COMBINED)*
Class A                                     $122    $  571    $1,046     $2,360
--------------------------------------------------------------------------------
Class B                                     $148    $  647    $1,174     $2,617
--------------------------------------------------------------------------------

* The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The table below presents the pro forma combined Example Expenses assuming that the Galaxy Real Estate Fund, but not the Crabbe Huson Real Estate Fund, approves the Acquisition:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA REAL ESTATE FUND
(PRO FORMA COMBINED)+
Class A                                     $181    $1,213    $2,245     $4,826
--------------------------------------------------------------------------------

+ The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that certain fixed costs involved in operating the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Columbia Real Estate Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE CRABBE HUSON REAL ESTATE FUND, THE GALAXY REAL ESTATE FUND AND THE COLUMBIA REAL ESTATE FUND COMPARE?

This table shows the investment goal and principal investment strategies of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund. The investment goal, strategies, policies and restrictions of the Columbia Real Estate Fund are identical to those of the Galaxy Real Estate Fund.

                                              GALAXY REAL ESTATE FUND AND
    CRABBE HUSON REAL ESTATE FUND              COLUMBIA REAL ESTATE FUND
INVESTMENT GOAL: The Crabbe Huson        INVESTMENT GOAL: Each Fund seeks,
Real Estate Fund seeks to provide        with equal emphasis, capital
growth of capital and current income.    appreciation and above-average
                                         current income by investing primarily
                                         in the equity securities of companies
                                         in the real estate industry.
PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES: Each
Crabbe Huson Real Estate Fund seeks      Fund seeks to achieve its investment
to achieve its investment goal as        goal as follows:
follows:
- Under normal market conditions, the    - Under normal circumstances, the
  Fund invests at least 80% of its         Fund invests at least 80% of its
  net assets (plus any borrowings for      net assets (plus any borrowings for
  investment purposes) in equity           investment purposes) in the equity
  securities of real estate                securities, primarily common
  investment trusts ("REITs") and          stocks, of companies principally
  other real estate industry               engaged in the real estate
  companies.                               industry, primarily REITs. The Fund
                                           invests primarily in the securities
- The Fund's REIT investments will         of U.S. companies.
  consist primarily of equity REITs,
  which invest the majority of their     - In selecting portfolio securities
  assets directly in real estate and       for the Fund, the advisor focuses on
  derive income primarily from rents.      total return, with an emphasis on
                                           growth companies that offer both a
- The Fund may also invest in              strong balance sheet and a dividend
  companies that derive at least 50%       yield exceeding that of the
  of their revenues or profits from        Standard & Poor's 500 Index (the
  either (a) the ownership,                "S&P 500 Index"). The Fund's
  development, construction,               holdings are diversified across
  financing, management or sale of         several geographic regions and
  commercial, industrial or                types of real estate.
  residential real estate, or (b)
  products

                                              GALAXY REAL ESTATE FUND AND
    CRABBE HUSON REAL ESTATE FUND              COLUMBIA REAL ESTATE FUND
  or services related to the real        - The Fund will sell a portfolio
  estate industry, such as building        security when, as a result of changes
  supplies or mortgage services.           in the economy or the performance
                                           of the security or other
                                           circumstances, the Fund's
                                           investment advisor believes that
                                           holding the security is no longer
                                           consistent with the Fund's
                                           investment objective.

The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:

    - The Crabbe Huson Real Estate Fund's investment sub-advisor follows a deep value, or contrarian, approach in selecting securities for the Fund's portfolio. The contrarian approach puts primary emphasis on security prices, balance sheet and cash flow analyses and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The Crabbe Huson Real Estate Fund's investment sub-advisor attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their intrinsic value. The Galaxy Real Estate Fund utilizes at times a traditional value style approach to investing, but also emphasizes growth companies.

    - The Galaxy Real Estate Fund may invest up to 20% of its total assets in foreign companies that are principally engaged in the real estate industry.

Except as noted above, the Funds are subject to similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF COLUMBIA REAL ESTATE FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?

Shareholders of the Crabbe Huson Real Estate Fund will receive shares of the Columbia Real Estate Fund of the same class and with the same characteristics as the shares they currently own.

Shareholders of the Galaxy Real Estate Fund will receive Class A shares of the Columbia Real Estate Fund. Class A shares are not subject to any 12b-1 fees or sales charges. Please see Appendix D for more information on Class A shares of the Columbia Real Estate Fund.

Contract owners may not purchase or redeem shares of the Columbia Real Estate Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                          PROPOSAL 1 -- ACQUISITION OF
                   CRABBE HUSON REAL ESTATE INVESTMENT FUND,
                                VARIABLE SERIES
              BY COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

THE PROPOSAL

    Shareholders of the Crabbe Huson Real Estate Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Crabbe Huson Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Crabbe Huson Real Estate Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Columbia Real Estate Fund, and how do they compare with those of the Crabbe Huson Real Estate Fund?

    The Columbia Real Estate Fund is subject to market risk, management risk, equity risk and the risks associated with investments in REITs and the ownership of real estate. The Crabbe Huson Real Estate Fund is subject to the same risks, as well as the risks associated with a contrarian style investment approach. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Columbia Real Estate Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy Real Estate Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Crabbe Huson Real Estate Fund will receive shares in the Columbia Real Estate Fund of the same class as the shares they currently own in the Crabbe Huson Real Estate Fund. In comparison to your

Crabbe Huson Real Estate Fund shares, shares of the Columbia Real Estate Fund will have the following characteristics:

    - Shares of the Columbia Real Estate Fund will have an aggregate net asset value equal to the aggregate net asset value of your Crabbe Huson Real Estate Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Columbia Real Estate Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, CMC, the investment advisor to the Columbia Real Estate Fund, and LASC, the investment advisor to the Crabbe Huson Real Estate Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. The Liberty Trust is one of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*

    The Trustees of the Liberty Trust, including all Trustees who are not "interested persons" of the Liberty Trust, have determined that the Acquisition would be in the best interests of the Crabbe Huson Real Estate Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on August 14, 2002 and October 9, 2002, the following reasons for the Crabbe Huson Real Estate Fund to enter into the Acquisition:

    - The Acquisition offers shareholders of the Crabbe Huson Real Estate Fund an investment in a fund with an investment goal and strategies generally similar to those of the Crabbe Huson Real Estate Fund, but with slightly better performance over the life of the funds.
    - Based on estimated expense ratios as of June 30, 2002, although shareholders of the Crabbe Huson Real Estate Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above), their net expenses (expenses after reduction by such waiver) are not expected to change.*

    The Trustees considered that most Contract owners with investments in the Crabbe Huson Real Estate Fund who do not want to become investors in the Columbia Real Estate Fund could reallocate their investment in the Crabbe Huson Real Estate Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Columbia Real Estate Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for Class B shares of the Crabbe Huson Real Estate Fund since it commenced operations, and for shares of the Galaxy Real Estate Fund since it commenced operations. The Columbia Real Estate Fund is continuing the operations of the Galaxy Real Estate Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include any charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. You should also note that Class B shares of the Crabbe Huson Real Estate Fund are subject to 12b-1 fees; if the Galaxy Real Estate Fund shares had been subject to 12b-1 fees, the performance shown would have been lower. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Statement of Additional Information.

---------------

* Columbia has undertaken to maintain this waiver through the first anniversary of the consummation of the Acquisition, after which time this arrangement may be modified or terminated at any time, which may cause the expenses of the Columbia Real Estate Fund to be higher than the estimated expenses of the Crabbe Huson Real Estate Fund as of June 30, 2002.

                         CRABBE HUSON REAL ESTATE FUND
[BAR CHART]

                                                                     CRABBE HUSON REAL ESTATE FUND
                                                                     -----------------------------
2000                                                                             16.09
2001                                                                             14.54

The Fund's year-to-date total return
through September 30, 2002, was 4.40%.
For period shown in bar chart:
Best quarter: 2nd quarter 2001, +11.25%
Worst quarter: 3rd quarter 2001, -3.37%

                            GALAXY REAL ESTATE FUND
[BAR CHART]

                                                                        GALAXY REAL ESTATE FUND
                                                                        -----------------------
1999                                                                             -4.13
2000                                                                             28.57
2001                                                                              4.68

The Fund's year-to-date total return
through September 30, 2002, was -0.21%.
For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 1999, -8.46%

    The following tables list each of the Crabbe Huson Real Estate Fund's and the Galaxy Real Estate Fund's average annual total returns for its shares for the one-year and life-of-fund periods ended December 31, 2001. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

CRABBE HUSON REAL ESTATE FUND(8)(9)

                                               INCEPTION
                                                 DATE      1 YEAR   LIFE OF FUND
Class A (%)                                     6/1/00     14.61        5.53
--------------------------------------------------------------------------------
Class B (%)                                     6/1/99     14.54        5.42
--------------------------------------------------------------------------------
NAREIT Index (%)                                   N/A     13.93       10.31(10)
--------------------------------------------------------------------------------
Lipper Average (%)                                 N/A      7.89        8.99(10)

---------------
 (8) The Fund's returns are compared to the NAREIT Equity Index ("NAREIT Index"), an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper Real Estate Annuities Universe Funds Category ("Lipper Average"), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under Contracts. Sales charges are not reflected in the Lipper Average.

 (9) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for period prior to the inception of the newer class of shares would have been higher. Class A shares were initially offered on June 1, 2000, and Class B shares were initially offered on June 1, 1999.

(10) Index performance information is from May 31, 1999 to December 31, 2001.

GALAXY REAL ESTATE FUND(11)

                                               INCEPTION
                                                 DATE     1 YEAR   LIFE OF FUND
Shares (%)                                     3/3/98       4.68       4.11(12)
-------------------------------------------------------------------------------
NAREIT Index (%)                                 N/A       13.93       3.90(13)
-------------------------------------------------------------------------------
S&P 500 Index (%)                                N/A      -11.88       3.72(13)

---------------
(11) The Fund's returns are compared to the NAREIT Index, an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely-held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(12) The life-of-fund data for the Galaxy Real Estate Fund covers periods prior to the inception of the Crabbe Huson Real Estate Fund. From the date of inception of the Crabbe Huson Real Estate Fund (6/1/99), the average annual total returns for the shares of the Galaxy Real Estate Fund would be 7.57%.

(13) Index performance information is from February 28, 1998 to December 31,
     2001.

THE TRUSTEES OF THE LIBERTY TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 1

    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Crabbe Huson Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia will require the affirmative vote of a majority of the shares of the Crabbe Huson Real Estate Fund voted. A vote of the shareholders of the Columbia Real Estate Fund is not needed to approve the Acquisition.

    IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATION OF THE CRABBE HUSON REAL ESTATE FUND INTO THE COLUMBIA REAL ESTATE FUND WILL NOT PROCEED.

                          PROPOSAL 2 -- ACQUISITION OF
                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
              BY COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

THE PROPOSAL

    Shareholders of the Galaxy Real Estate Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia, which is attached as Appendix B to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Galaxy Real Estate Fund under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Columbia Real Estate Fund, and how do they compare with those of the Galaxy Real Estate Fund?

    The Columbia Real Estate Fund is subject to market risk, management risk, equity risk and the risks associated with investments in REITs and the ownership of real estate, which are also the risks to which the Galaxy Real Estate Fund is subject. The principal risks associated with each Fund are identical because the Funds have identical investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Columbia Real Estate Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy Real Estate Fund and information regarding the federal income tax consequences of the Acquisition.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy Real Estate Fund will receive Class A shares of the Columbia Real Estate Fund. Please see Appendix D for more information on Class A shares of the Columbia Real Estate Fund. In comparison to your Galaxy Real Estate Fund shares, Class A shares of the Columbia Real Estate

Fund issued to shareholders of the Galaxy Real Estate Fund will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy Real Estate Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Columbia Real Estate Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, CMC, the investment advisor to the Galaxy Real Estate Fund and the Columbia Real Estate Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the Liberty Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*

    The Trustees of Galaxy VIP, including all Trustees who are not "interested persons" of Galaxy VIP, have determined that the Acquisition would be in the best interests of the Galaxy Real Estate Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix B to this Prospectus/Proxy Statement.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy Real Estate Fund to enter into the Acquisition:

    - The Acquisition offers shareholders of the Galaxy Real Estate Fund the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base), as well as in a fund with an investment goal and strategies identical to those of the Galaxy Real Estate Fund.

    - Based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Real Estate Fund are expected to experience a decrease in expenses.

    The Trustees considered that most Contract owners with investments in the Galaxy Real Estate Fund who do not want to become investors in the Columbia Real Estate Fund could reallocate their investment in the Galaxy Real Estate Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Columbia Real Estate Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar chart below shows the percentage gain or loss in each calendar year for shares of the Galaxy Real Estate Fund since it commenced operations; the Columbia Real Estate Fund is continuing the operations of the Galaxy Real Estate Fund. It should give you a general idea of how the Fund's return has varied from year to year. The chart includes the effects of Fund expenses, but does not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

    Additional discussion of the manner of calculation of total return is contained in the Galaxy Real Estate Fund's Statement of Additional Information.

                            GALAXY REAL ESTATE FUND
[BAR CHART]

                                                                        GALAXY REAL ESTATE FUND
                                                                        -----------------------
1999                                                                             -4.13
2000                                                                             28.57
2001                                                                              4.68

The Fund's year-to-date total return through September 30, 2002, was -0.21%. For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 1999, -8.46%

    The following table lists the Galaxy Real Estate Fund's average annual total return for its shares for the one-year and life-of-fund periods ended December 31, 2001. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of this table, you can compare the Fund's performance with the performance of a broad-based market index.

GALAXY REAL ESTATE FUND(14)

                                              INCEPTION
                                                DATE      1 YEAR   LIFE OF FUND
Shares (%)                                    3/3/98        4.68       4.11
-------------------------------------------------------------------------------
NAREIT Index (%)                                N/A        13.93       3.90(15)
-------------------------------------------------------------------------------
S&P 500 Index (%)                               N/A       -11.88       3.72(15)

---------------
(14) The Fund's returns are compared to the NAREIT Index, an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely-held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(15) Index performance information is from February 28, 1998 to December 31,
     2001.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 2

    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Real Estate Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the

Galaxy Real Estate Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy Real Estate Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Galaxy Real Estate Fund. See "General - Voting Information" below for more information about voting your shares. A vote of the shareholders of the Columbia Real Estate Fund is not needed to approve the Acquisition.

    IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATION AS SET FORTH IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

                  INFORMATION APPLICABLE TO PROPOSALS 1 AND 2

  General

    The Trustees of the Liberty Trust and Galaxy VIP are proposing that the Columbia Real Estate Fund acquire each of the Acquired Funds. If only the Galaxy Real Estate Fund shareholders approve the Acquisition, the reorganization of the Galaxy Real Estate Fund into the Columbia Real Estate Fund will proceed as set forth in Proposal 2. If shareholders of the Galaxy Real Estate Fund do not approve its Acquisition, regardless of whether Crabbe Huson Real Estate Fund shareholders approve its Acquisition, the reorganizations contemplated in this Prospectus/Proxy Statement will not proceed.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law, the Declaration of Trust of the Liberty Trust or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in their Acquired Fund among other investments available through their Contract prior to or following the Acquisition of their Acquired Fund.

  Terms of the Agreement and Plan of Reorganization

    If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around April 7, 2003, or on such other date as the parties may agree, each under a separate Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization relating to the acquisition of the Crabbe Huson Real Estate Fund is attached as Appendix A to this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization relating to the acquisition of the Galaxy Real Estate Fund is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix A and/or Appendix B, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of Reorganization:

    - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Columbia Real Estate Fund in exchange for shares of the Columbia Real Estate Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of each class of the Columbia Real Estate Fund received by each Acquired Fund will be distributed to such Acquired Fund's shareholders pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

    - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the Liberty Trust.

  Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund as of September 30, 2002, and of the Columbia Real Estate Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund by the Columbia Real Estate Fund at net asset value as of that date.

                                                                        COLUMBIA REAL
                            CRABBE HUSON                                 ESTATE FUND
                            REAL ESTATE    GALAXY REAL     PRO FORMA      PRO FORMA
                                FUND       ESTATE FUND*   ADJUSTMENTS    COMBINED(A)
                            ------------   ------------   -----------   -------------
Class A
Net asset value...........   $    1,241                   $ 1,041,716    $1,042,957
Shares outstanding........          124                       104,655       104,779
Net asset value per
  share...................   $    10.00                                  $     9.95
Class B
Net asset value...........   $4,363,032                            --    $4,363,032
Shares outstanding........      438,370                            --       438,370
Net asset value per
  share...................   $     9.95                                  $     9.95
Shares
Net asset value...........                  $1,041,716    $(1,041,716)           --
Shares outstanding........                     104,654       (104,654)           --
Net asset value per
  share...................                  $     9.95                           --

---------------
 * The Galaxy Real Estate Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Columbia Real Estate Fund).

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Real Estate Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Real Estate Fund that actually will be received on or after such date.

    The following table shows on an unaudited basis the capitalization of the Galaxy Real Estate Fund as of September 30, 2002, and of the Columbia Real Estate Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Real Estate Fund by the Columbia Real Estate Fund at net asset value as of that date.

                                                             COLUMBIA REAL
                                                              ESTATE FUND
                                GALAXY REAL     PRO FORMA      PRO FORMA
                                ESTATE FUND*   ADJUSTMENTS    COMBINED(a)
                                ------------   -----------   -------------
Class A
Net asset value...............                 $ 1,041,716    $1,041,716
Shares outstanding............                     104,654       104,654
Net asset value per share.....                                $     9.95
Shares
Net asset value...............   $1,041,716    $(1,041,716)
Shares outstanding............      104,654       (104,654)
Net asset value per share.....   $     9.95

---------------
 * The Galaxy Real Estate Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Columbia Real Estate Fund).

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Real Estate Fund will be received by the shareholders of the Galaxy Real Estate Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Real Estate Fund that actually will be received on or after such date.

  Financial Highlights of the Galaxy Real Estate Equity Fund

    The Galaxy Real Estate Fund will be the accounting survivor of its proposed merger with the Columbia Real Estate Fund, which means that the financial and accounting records of the Galaxy Real Estate Fund for periods prior to the merger will be carried forward by the Columbia Real Estate Fund. The financial highlights table will help you understand the financial performance of the Galaxy Real Estate Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Galaxy Real Estate Equity Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year ended December 31, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Galaxy Real Estate Equity Fund's financial statements, is included in the Galaxy Real Estate Equity Fund's annual report, which is available upon request. The information for the fiscal period ended December 31, 1998 was audited by the Galaxy Real Estate Fund's former auditors, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Financial highlights for a share outstanding throughout each period.

                                       (UNAUDITED)
                                       SIX MONTHS     YEARS ENDED DECEMBER 31,     PERIOD ENDED
                                          ENDED      --------------------------    DECEMBER 31,
                                        6/30/2002     2001      2000      1999       1998(A)
                                       -----------   ------    ------    ------    ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................    $10.11      $ 9.96    $ 8.08    $ 8.78       $10.00
                                         ------      ------    ------    ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b).............      0.15        0.38      0.41      0.38         0.28
Net realized and unrealized gain
 (loss) on investments...............      1.01        0.07      1.86     (0.74)       (1.24)
                                         ------      ------    ------    ------       ------
 Total from Investment Operations....      1.16        0.45      2.27     (0.36)       (0.96)
                                         ------      ------    ------    ------       ------
LESS DISTRIBUTIONS:
Distributions from net investment
 income..............................     (0.10)      (0.30)    (0.38)    (0.34)       (0.26)
Distributions in excess from net
 investment income...................        --          --     (0.01)       --           --
                                         ------      ------    ------    ------       ------
 Total Distributions.................     (0.10)      (0.30)    (0.39)    (0.34)       (0.26)
                                         ------      ------    ------    ------       ------
Net increase (decrease) in net asset
 value...............................      1.06        0.15      1.88     (0.70)       (1.22)
                                         ------      ------    ------    ------       ------
NET ASSET VALUE, END OF PERIOD.......    $11.17      $10.11    $ 9.96    $ 8.08       $ 8.78
                                         ======      ======    ======    ======       ======
 Total Return........................     11.52%**     4.68%    28.57%    (4.13)%      (9.57)%**
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s).....    $1,303      $1,112    $1,092    $  983       $  784
RATIOS TO AVERAGE NET ASSETS:
Net investment income including
 reimbursement/waiver................      2.96%*      3.81%     4.39%     4.84%        4.62%*
Operating expenses including
 reimbursement/waiver................      1.78%*      1.70%     1.70%     1.70%        1.70%*
Operating expenses excluding
 reimbursement/waiver................      5.41%*      5.99%     5.76%     5.91%       10.49%*
Portfolio Turnover Rate..............        29%**       54%       41%       33%           3%**

---------------
 * Annualized

** Not Annualized

(a) The Fund commenced operations on March 3, 1998.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.03), $(0.05), $0.03,
    $0.05 and $(0.26), respectively.

  Federal Income Tax Consequences

    Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Columbia Real Estate Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Columbia Real Estate Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Columbia Real Estate Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Columbia Real Estate Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Columbia Real Estate Fund's tax basis in the assets that the Columbia Real Estate Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Columbia Real Estate Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

    Each opinion is, and the confirming letter will be, based on certain factual certifications made by officers of the Liberty Trust and Galaxy VIP. No opinion or confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

                                    GENERAL

VOTING INFORMATION

    The Trustees of the Liberty Trust and Galaxy VIP are soliciting proxies from the shareholders of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.

    As of December 2, 2002, the Crabbe Huson Real Estate Fund had 124 Class A shares and 428,262 Class B shares outstanding, and the Galaxy Real Estate Fund had 96,432 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Crabbe Huson Real Estate Fund are entitled to cast one vote for each share owned on the record date. Shareholders of the Galaxy Real Estate Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.

    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Crabbe Huson Real Estate Fund and more than fifty percent (50%) of the shares of the Galaxy Real Estate Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. With respect to the Crabbe Huson Real Estate Fund, these shares will not be counted as having voted and therefore will have no effect on Proposal 1. With respect to the Galaxy Real Estate Fund, these shares will not be counted as having voted in favor of Proposal 2, and therefore they will have the same effect as if they cast votes against Proposal 2.

    Share Ownership. As of December 2, 2002, the Liberty Trust believes that the officers and Trustees of the Liberty Trust, as a group, beneficially owned less than 1% of each class of shares of the Crabbe Huson Real Estate Fund and of the Liberty Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Galaxy Real Estate Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the Funds:

                                                        PERCENTAGE OF     PERCENTAGE OF
                                                         OUTSTANDING       OUTSTANDING
                                                       SHARES OF CLASS   SHARES OF CLASS
                                                        OWNED BEFORE        OWNED UPON
                                                        CONSUMMATION       CONSUMMATION
FUND AND CLASS      SHAREHOLDER NAME AND ADDRESS       OF ACQUISITIONS   OF ACQUISITIONS*
--------------      ----------------------------       ---------------   ----------------
CRABBE HUSON
  REAL ESTATE
  FUND
CLASS A.......  Colonial Management Associates, Inc.      100.00%              0.13%
                One Financial Center
                Boston, MA 02110

CLASS B.......  Keyport Benefit Life Insurance              7.13%              7.13%
                Company
                125 High Street
                Boston, MA 02110

                Keyport Life Insurance Company             39.24%+            39.24%+
                Variable Account A
                125 High Street
                Boston, MA 02110

                Keyport Life Insurance Company             53.63%+            53.63%+
                125 High Street
                Boston, MA 02110
GALAXY REAL
  ESTATE FUND
                American Skandia                           66.98%+            66.90%+
                One Corporate Drive
                P.O. Box 883
                Shelton, CT 06484-0883

                Columbia Management Group, Inc.            30.34%             30.30%
                One Financial Center
                Boston, MA 02111

---------------

* Indicates the percentage of Columbia Real Estate Fund shares to be owned of record or beneficially upon consummation of the Acquisitions on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.

    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the relevant Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Acquired Funds or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the relevant Acquired Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisitions described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If either Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1 and 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the Liberty Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the

Liberty Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the Liberty Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of the Crabbe Huson Real Estate Fund's investment advisor, Liberty Advisory Services Corp., is One Financial Center, Boston, Massachusetts 02111, and the address of its sub-advisor, Crabbe Huson Group, Inc., is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. The address of the Galaxy Real Estate Fund's and the Columbia Real Estate Fund's investment advisor, Columbia Management Co., is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization dated as of November 15, 2002, is by and among Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Crabbe Huson Real Estate Investment Fund, Variable Series (the "Acquired Fund"), a series of the Trust, the Trust, on behalf of the Columbia Real Estate Equity Fund, Variable Series (the "Acquiring Fund"), a series of the Trust, and Columbia Management Group, Inc. ("Columbia").

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class B shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Real Estate Equity Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among The Galaxy VIP Fund, on behalf of the Galaxy VIP Real Estate Equity Fund II, the Trust, on behalf of the Acquiring Fund, and Columbia;

       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/ Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class B shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Trust, and no shareholder of the

            Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, hereby covenants and agrees as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class B shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The obligations of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust, on behalf of the Acquired Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the

            Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. In addition, the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           LIBERTY VARIABLE INVESTMENT TRUST
                                           on behalf of Crabbe Huson Real Estate
                                           Investment Fund, Variable Series

                                           By:   /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------

                                           Name: J. Kevin Connaughton
                                                  ------------------------------

                                           Title: Treasurer
                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE
-------------------------------------

Name: Russell L. Kane
      -------------------------------

Title: Assistant Secretary
     --------------------------------

                                           LIBERTY VARIABLE INVESTMENT TRUST
                                           on behalf of Columbia Real Estate
                                           Equity Fund, Variable Series

                                           By:   /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------

                                           Name: J. Kevin Connaughton
                                                  ------------------------------

                                           Title: Treasurer
                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE
-------------------------------------

Name: Russell L. Kane
      -------------------------------

Title: Assistant Secretary
     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.

                                           By:      /s/ KEITH T. BANKS
                                              ----------------------------------

                                           Name: Keith T. Banks
                                                  ------------------------------

                                           Title: President
                                                --------------------------------

ATTEST:

/s/ JEAN S. LOEWENBERG
-------------------------------------

Name: Jean S. Loewenberg
      -------------------------------

Title: Secretary and General Counsel
     --------------------------------

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Columbia Real Estate Equity Fund II (the "Acquired Fund"), a series of the Trust, Liberty Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Columbia Real Estate Equity Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the

        Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Real Estate Equity Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the

            Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account invest-ing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among the Acquiring Trust, on behalf of the Crabbe Huson Real Estate Investment Fund, Variable Series, the Acquiring Trust, on behalf of the Acquiring Fund, and Columbia;

       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration

            Statement referred to in paragraph 5.3) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3 For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition

            Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring

        Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP Columbia Real
                                           Estate Equity Fund II

                                           By:   /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------

                                           Name: J. Kevin Connaughton
                                                  ------------------------------

                                           Title: Treasurer
                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE
-------------------------------------

Name: Russell L. Kane
      -------------------------------

Title: Assistant Secretary
     --------------------------------

                                           LIBERTY VARIABLE INVESTMENT TRUST
                                           on behalf of Columbia Real
                                           Estate Equity Fund, Variable Series

                                           By:   /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------

                                           Name: J. Kevin Connaughton
                                                  ------------------------------

                                           Title: Treasurer
                                                --------------------------------

ATTEST:

       /s/ RUSSELL L. KANE
-------------------------------------

Name: Russell L. Kane
      -------------------------------

Title: Assistant Secretary
     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.

                                           By:      /s/ KEITH T. BANKS
                                              ----------------------------------

                                           Name: Keith T. Banks
                                                  ------------------------------

                                           Title: President
                                                --------------------------------

ATTEST:

/s/ JEAN S. LOEWENBERG
-------------------------------------

Name: Jean S. Loewenberg
      -------------------------------

Title: Secretary and General Counsel
     --------------------------------

                                                                      APPENDIX C

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO REVIEWS

    David W. Jellison has managed the Galaxy VIP Columbia Real Estate Equity Fund II since its inception in March 1998. A vice president with Columbia Management Co., he has served as a financial analyst and portfolio manager there since 1992.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DAVID W. JELLISON
PORTFOLIO MANAGER

    The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts ("REITs").

    REITs performed well in 2001 -- helped by their attractive valuations, stable growth rates, and healthy cash flows. For the 12 months ended December 31, 2001, the National Association of Real Estate Investment Trusts Index (the "NAREIT Index") had a total return of 13.93%. Specific market events in the first and third quarters caused the Fund to lag its market benchmark for the 12-month reporting period, with a total return of 4.68%. Over the same period, the S&P 500 Index had a total return of -11.89% and the real estate stock funds tracked by Lipper had an average total return of 10.12%.

RETURNS SUFFER FROM SHIFTS IN MARKET SENTIMENT

    In the first quarter of 2001, investors favored small-cap stocks with high dividends, which were underrepresented in the Fund. In the third quarter, the Fund's returns were hurt as the terrorist attacks of September 11 damaged prices in the lodging sector - where the Fund was overweighted versus the Index. This price decline more than offset a very strong performance by lodging positions in the fourth quarter. Fund returns were further restrained during the reporting period by holdings in the office and apartment sectors, which suffered from investor perceptions of declining growth rates. Returns were aided during the year by a strong performance from holdings in the retail sector.

    In the first quarter of 2001, we reduced weightings in several weaker-performing sectors. When investors became less concerned over office fundamentals at the close of the second quarter, and the sector showed signs of strengthening, we began adding to these positions. As prices weakened in the lodging sector after September 11, we added investments there. We then took profits in the sector, following a rally by lodging REITs in the fourth quarter of 2001. During the second half of the year, we also increased positions in industrial REITs, where the Fund had been significantly underweighted.

WEAKENED SECTORS POISED TO REBOUND

    Historically, the retail and lodging sectors have been the biggest beneficiaries of expectations for stronger economic growth. We thus expect the Fund's holdings in these groups to perform well if a recovery unfolds in months to come, as anticipated. The recent decline in valuations for office REITs should also position that sector to perform well as the economic outlook improves.

    The overall environment for REITs should benefit from generally low levels of supply and attractive valuations. As before, we will continue to focus on firms with strong management teams and top prospects for sustainable growth.

                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

            DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001
[PIE CHART]

Real Estate                                                                      91.0
Basic Materials                                                                   4.0
Other Common Stocks, Investment Company & Net Other Assets                        5.0
  and Liabilities

                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

                         GROWTH OF $10,000 INVESTMENT*
[LINE GRAPH]

                                                GALAXY VIP COLUMBIA REAL
                                                  ESTATE EQUITY FUND II           NAREIT INDEX                S&P 500 INDEX
                                                ------------------------          ------------                -------------
Inception                                                 10000                       10000                       10000
1998                                                       9043                        8482                       11864
                                                           9442                        8887                       13331
1999                                                       8669                        8090                       14359
                                                           9875                        9156                       14298
2000                                                      11168                       10168                       13053
                                                          11775                       11825                       12179
2001                                                      11666                       11584                       11502

---------------

* Since inception on 3/3/98. The NAREIT Index is an unmanaged index, in which investors cannot invest, of all tax qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. Only common shares issued by a REIT are included in this market weighted index, which includes dividends in the month based upon their payment date. Results for the NAREIT Index do not reflect the investment management fees and other expenses incurred by the Fund. The S&P 500 Index, in which investors cannot invest, is an unmanaged index of 500 leading stocks. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                                                                      APPENDIX D

            INFORMATION APPLICABLE TO CLASS A AND CLASS B SHARES OF
               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

    Liberty Variable Investment Trust ("Trust") includes various separate mutual funds, including the Columbia Real Estate Fund, Variable Series ("Fund"), each with its own investment goal and strategies. Columbia Management Co. ("CMC") is the Fund's advisor.

    The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD").

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    REAL ESTATE SECURITIES GENERALLY. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

    REITS are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Columbia Management Co.

    CMC, located at 1300 S.W. Sixth Avenue, Portland, Oregon 97207, is the Fund's investment advisor. CMC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). CMC has been an investment advisor since 1969. As of September 30, 2002, CMC managed approximately $16.6 billion in assets.

    CMC manages the assets of the Fund under the supervision of the Trust's Board of Trustees. CMC determines which securities and other instruments are purchased and sold for the Fund. CMC may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with CMC or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. CMC will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

  Portfolio Manager

    David W. Jellison, a Senior Vice President of CMC, is the Fund's portfolio manager. Mr. Jellison is primarily responsible for the day-to-day management of the Fund's investment portfolio. He has been the Fund's portfolio manager since it began operations in March, 1998. Prior to joining CMC in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.

RULE 12B-1 PLAN

    The Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 3 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Derivative Strategies. The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

    Additional Equity Risk. The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

    Pricing Risk. The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for Fund shares when you sell.

    Early Closing Risk. The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

    Portfolio Turnover. There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if the advisor believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 7